UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2023

CAPITAL ADVISORS GROWTH FUND

August 7, 2023

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 14.77% in the first six months of 2023, compared to a gain of 16.89% for the Fund’s benchmark, the S&P 500® Index (the “Index”).

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2023, in comparison to the Fund’s relevant benchmark:

Periods Ending June 30, 2023
		S&P 500®
	Fund	Index
6-Months	14.77%	16.89%
12-Months	16.78%	19.59%
3-Years*	11.80%	14.60%
5-Years*	12.05%	12.31%
10-Years*	11.65%	12.86%
20-Years*	9.51%	10.04%

Net Expense Ratio: 1.01%^ Gross Expense Ratio 1.04% (as of the Fund’s most recently filed Prospectus)

*	Annualized.
^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 28, 2024, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the first half of the year included Microsoft Corp. (MSFT: $340), Apple, Inc. (AAPL: $194), Nvidia Corp. (NVDA: $423), Alphabet, Inc. (GOOG: $121) and Amazon.com, Inc. (AMZN: $130). The S&P 500’s 2023 performance was historically concentrated among the Index’s larger weights, particularly Technology. We believe the next several years will include strong secular innovations and intend to strengthen the portfolio’s exposure to these.

CAPITAL ADVISORS GROWTH FUND

The under-performers during the first half of the year were Dollar General Corp. (DG: $169), Danaher Corp. (DHR: $240), UnitedHealth Group, Inc. (UNH: $480), Halliburton Co. (HAL: $40) and Pioneer Natural Resources Co. (PXD: $207).  We exited the Dollar General position when the company showed disappointing operational execution. We exited Halliburton, choosing to consolidate the portfolio’s Oilfield Services ownership into Schlumberger Ltd. (SLB: $49). Health Care and Energy have been the market’s weakest performers along with Utilities.  The Fund does not own any Utilities.  We continue to believe Danaher and UnitedHealth have excellent business models, histories of innovation, and stellar management teams.  We have no current plans to exit either position.  UnitedHealth more than recouped 2Q’s weakness in July.  Danaher is scheduled to spin off its water business to shareholders later this year.

REVIEW AND OUTLOOK

Current equity valuation multiples appear high versus historic norms.  Systemic liquidity has declined due to Fed tightening but remains high, which supports valuations. A particularly attractive “enabling innovations” cycle also supports valuations.

At present, corporate profits remain near record highs, unemployment remains low and bond yield spreads remain below traditional pre-recessionary levels. Corporate earnings announcements, so far, lack compelling evidence of a looming recession.

The broader market exhibited historic concentration among the Index’s larger weights, particularly Technology. The S&P 500 Index’s top seven members accounted for three-quarters of its returns in the first half of the year.  The Fund held five of those seven.  The strategy remains highly focused on risk management.  The Fund held cash near 10%, which serves a dual role as risk management and risk capital, should the broader market experience significant volatility.  The Fund is highly diversified between high-growth stocks and traditional value stocks that we believe are undervalued due to structural supply-demand prospects.

CURRENT PORTFOLIO DESIGN

The Fund maintains a healthy weight to lower-volatility and value-oriented stocks that we believe have excellent long-term prospects.  Examples include copper mining and oil & gas production due to a belief that longer-term demand may outpace likely supply.  Other examples include companies that are central to health care innovation, such as Thermo Fisher Scientific, Inc. (TMO: $522) and Danaher Corp. (DHR: $240).  At present, we have no intention of making significant changes to those areas.

We believe the pace of significant global economic innovation is accelerating and are focused on raising the Fund’s exposure to companies that can shape

CAPITAL ADVISORS GROWTH FUND

the development of those trends. Such “enabling innovations” include artificial intelligence, augmented and artificial reality ecosystems, automation and robotics, quantum computing, and the gig economy, among others. We intend to be deliberate in managing risk while increasing the Fund’s ownership of these attractive growth trends.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2023, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft	21,150	99.97	340.54	7.1
Apple	33,665	30.07	193.97	6.4
Alphabet	41,800	44.64	120.97	4.9
JP Morgan Chase	33,845	110.11	145.44	4.8
Accenture	14,640	232.15	308.58	4.4
Amazon.com	31,270	53.04	130.36	4.0
UnitedHealth Group	7,075	307.97	480.64	3.3
Danaher	13,920	143.45	240.00	3.3
Berkshire Hathaway Cl. B	9,600	263.51	341.00	3.2
Nvidia	7,500	93.98	423.02	3.1

Of the 36 positions held in the Fund as of June 30, 2023, the 10 largest holdings represented 44.5% of total assets.  The Fund held 10.5% of its assets in interest bearing cash reserves as of June 30, 2023.

RECENT ADDITIONS TO THE FUND

We added two new positions to the Fund during the first six months of the year, Airbnb, Inc. (ABNB: $128), and Cameco Corp. (CCJ: $31).

Airbnb is the world’s largest online travel agency for alternative (non-hotel) accommodations and leisure experiences. The company’s platform essentially matches travelers with hosts. In doing so, it enables individuals to become income-generating hosts and matches travelers with accommodations that maximize specific preferences.  Management is among the pioneers of the gig economy and has posted a solid track record of operational and strategic growth. The company also has a recent-quarter record of significant free cash flows.

In our view, the company has multiple competitive advantages that have the potential to compound its valuation over the long term:

Site monetization: To date, management has concentrated on building scale and other competitive moats.  We believe Airbnb is gradually reaching the point where it can start monetizing assets, such as through advertising or a membership program (for example, elevated tiers for premier access, a higher degree of hosting service, or access to a partnership network).

CAPITAL ADVISORS GROWTH FUND

Host fees: To date, management has steadily increased the value delivered to hosts – including the addition of significant insurance and advisory services – but it has kept the fee charged to hosts at 3%. As management continues to increase the value proposition for hosts, we believe there could be meaningful opportunity to raise that rate.

Network effect: Airbnb has created a virtuous cycle between end-customers and hosts. Management is even developing a network effect within its host and guest populations.  For example, it is pairing “Super Hosts” with new and struggling ones to increase the network’s efficiency and enhance the brand.

Profit margin structure: Word-of-mouth is the most valuable advertising any company can have, and we believe Airbnb has built a standout flywheel marketing network. As a technology-based ecosystem, it has significant fixed cost leverage and the ability to prosper from technological developments such as artificial intelligence.

Facilitated mobility: Over half of Airbnb’s guests are of the internet generation, a demographic we believe is more mobile than older generations.

Experiences: “Airbnb Experiences” enables people to market non-lodging leisure services through the Airbnb network. We regard this part of the business model as longer-term value creation optionality.

Another new addition to the Fund is Cameco Corp., one of the world’s largest uranium suppliers to the nuclear power industry.  We believe nuclear power has an important role to play in the global ambition to reduce carbon emissions due to its ability to provide stable baseload (always on) power to supplement the intermittent delivery of solar and wind energy.

Several major countries have done a nuclear U-turn in the past couple of years.  For example, after a long recovery from the 2011 Fukushima disaster, Japan (with the third largest installed nuclear fleet) is now planning new construction while extending the lifespan of its existing fleet. The U.S. has issued 20-year extensions for 95% of its reactor fleet.  France has developed a rolling 10-year extension program, while regulators in Hungary, Finland, the Czech Republic, and U.K. recently granted 20-year life extensions.1  India and China have significant nuclear construction programs in place.

We recognize that any meaningful expansion of the global nuclear power fleet will require many years to play out.  Despite being a significant source of “clean” baseload power, the technology remains expensive and politically challenging.  On the plus side, several countries are in advanced stages of testing new “small modular reactor” technologies (SMRs) that could significantly reduce the costs and complexity of nuclear deployment.

CAPITAL ADVISORS GROWTH FUND

Cameco stands to benefit from this technology through its role as a major supplier of uranium, and a joint venture with Westinghouse to service the existing nuclear fleet and support the development of SMRs globally.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

[1]	Source: International Energy Agency (IEA), “Nuclear Power and Secure Energy Transitions”

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2023 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/23 – 6/30/23).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2023 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/23	6/30/23	1/1/23 – 6/30/23
Actual	$1,000.00	$1,147.70	$5.33

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.84	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited)

Shares	COMMON STOCKS - 89.58%	Value
	Asset Management - 4.06%
3,725	BlackRock, Inc.	$2,574,497
46,765	Brookfield Corp.#	1,573,642
		4,148,139
	Auto Manufacturers - 1.63%
43,225	General Motors Co.	1,666,756

	Banks - Global - 4.82%
33,845	JPMorgan Chase & Co.	4,922,417

	Biotechnology - 0.53%
13,195	Intellia Therapeutics, Inc.*	538,092

	Business Services - 1.86%
8,000	Visa, Inc. - Class A	1,899,840

	Business Software & Services - 7.05%
21,150	Microsoft Corp.	7,202,421

	Catalog & Mail Order Houses - 3.99%
31,270	Amazon.com, Inc.*	4,076,357

	Copper - 1.85%
47,325	Freeport-McMoRan, Inc.	1,893,000

	Diagnostics & Research - 6.15%
13,920	Danaher Corp.	3,340,800
5,640	Thermo Fisher Scientific, Inc.	2,942,670
		6,283,470
	Grocery Stores - 2.47%
53,825	Kroger Co.	2,529,775

	Health Care Plans - 3.33%
7,075	UnitedHealth Group, Inc.	3,400,528

	Information Technology Services - 4.42%
14,640	Accenture Plc - Class A#	4,517,611

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited), Continued

Shares		Value
	Insurance - Diversified - 3.20%
9,600	Berkshire Hathaway, Inc. - Class B*	$3,273,600

	Internet Content and Information - 0.80%
10,700	DoorDash, Inc. - Class A*	817,694

	Internet Information Providers - 4.94%
2,400	Alphabet, Inc. - Class A*	287,280
39,400	Alphabet, Inc. - Class C*+	4,766,218
		5,053,498
	Medical Devices - 1.99%
6,675	Stryker Corp.	2,036,476

	Medical Instruments and Supplies - 2.03%
6,083	Intuitive Surgical, Inc.*	2,080,021

	Oil and Gas Equipment and Services - 2.26%
47,000	Schlumberger Ltd.#	2,308,640

	Oil and Gas Exploration and Production - 2.11%
10,425	Pioneer Natural Resources Co.	2,159,851

	Personal Computers - 6.39%
33,665	Apple, Inc.	6,530,000

	Personal Products - 2.68%
18,055	Procter & Gamble Co.	2,739,666

	Processed & Packaged Goods - 2.88%
15,889	PepsiCo, Inc.	2,942,961

	Scientific Research & Development Services - 0.60%
11,000	CRISPR Therapeutics AG#*	617,540

	Semiconductor Equipment & Materials - 8.35%
20,365	Applied Materials, Inc.	2,943,557
7,500	NVIDIA Corp.	3,172,650

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited), Continued

Shares		Value
	Semiconductor Equipment
	& Materials - 8.35%, Continued
11,830	NXP Semiconductors N.V.#	$2,421,364
		8,537,571
	Software - Application - 0.99%
23,535	Uber Technologies, Inc. - Class A*	1,016,006

	Specialty Chemicals - 1.34%
7,325	Ecolab, Inc.	1,367,504

	Specialty Industrial Machinery - 3.01%
14,845	Honeywell International, Inc.	3,080,338

	Travel Services - 0.78%
6,195	Airbnb, Inc. - Class A*	793,951

	Uranium - 1.52%
49,600	Cameco Corp.#	1,553,968

	Waste Management - 1.55%
9,125	Waste Management, Inc.	1,582,457
	Total Common Stocks (Cost $54,484,714)	91,570,148

	MONEY MARKET FUND - 10.53%
10,764,439	First American Government Obligations
	Fund, Class X, 5.01%† (Cost $10,764,439)	10,764,439
	Total Investments in Securities
	(Cost $65,249,153) - 100.11%	102,334,587
	Liabilities in Excess of Other Assets - (0.11)%	(115,658)
	Net Assets - 100.00%	$102,218,929

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2023.
+	Non-voting shares.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2023 (Unaudited)

ASSETS
Investments, at value (cost $65,249,153)	$102,334,587
Receivables:
Fund shares issued	87,793
Dividends and interest	79,552
Prepaid expenses	23,302
Total assets	102,525,234

LIABILITIES
Payables:
Fund shares redeemed	18,613
Securities purchased	156,694
Due to advisor	56,838
Audit fees	10,414
Shareholder reporting	10,237
Transfer agent fees and expenses	9,481
Administration and fund accounting fees	35,064
Chief Compliance Officer fee	3,689
Custodian fees	3,138
Legal fees	502
Miscellaneous expense	1,635
Total liabilities	306,305

NET ASSETS	$102,218,929

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$102,218,929
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,793,260
Net asset value, offering and
redemption price per share	$36.59

COMPONENTS OF NET ASSETS
Paid-in capital	$65,311,750
Total distributable earnings	36,907,179
Net assets	$102,218,929

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the period ended June 30, 2023 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $4,581)	$574,052
Interest	192,166
Total income	766,218
Expenses
Advisory fees (Note 4)	325,945
Administration and fund accounting fees (Note 4)	71,578
Transfer agent fees and expenses (Note 4)	19,035
Registration fees	11,907
Audit fees	10,414
Trustee fees and expenses	8,580
Shareholder reporting	7,675
Chief Compliance Officer fee (Note 4)	7,438
Legal fees	5,151
Custody fees (Note 4)	4,777
Miscellaneous fees	2,342
Insurance	1,385
Total expenses	476,227
Less: advisory fee waiver (Note 4)	(12,943)
Net expenses	463,284
Net investment income	302,934

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(108,678)
Net change in unrealized appreciation/(depreciation)
on investments	12,833,354
Net realized and unrealized gain on investments	12,724,676
Net increase in net assets
resulting from operations	$13,027,610

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$302,934	$471,617
Net realized loss on investments	(108,678)	(799,239)
Net realized gain from
redemption in-kind	—	9
Net change in unrealized appreciation/
(depreciation) on investments	12,833,354	(20,471,895)
Net increase/(decrease) in net assets
resulting from operations	13,027,610	(20,799,508)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	—	(949,096)
Total dividends and distributions	—	(949,096)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	1,438,470	(437,134)
Total increase/(decrease)
in net assets	14,466,080	(22,185,738)
NET ASSETS
Beginning of period	87,752,849	109,938,587
End of period	$102,218,929	$87,752,849

(a)	A summary of share transactions is as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	148,458	$5,041,312	281,294	$9,746,891
Shares issued in
reinvestment
of distributions	—	—	27,666	917,970
Shares redeemed+	(107,470)	(3,602,842)	(322,447)	(11,101,995)
Net increase/(decrease)	40,988	$1,438,470	(13,487)	$(437,134)
+ Net of redemption
fees of		$3		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Six Months
	Ended
	June 30,
	2023		Year Ended December 31,
	(Unaudited)		2022	2021		2020		2019	2018
Net asset value,
beginning of period	$31.88		$39.75	$36.13		$29.81		$22.97	$25.68
Income from
investment operations:
Net investment
income/(loss)	0.11	(3)	0.17	(0.01	)(3)	0.03	(3)	0.08	0.05	(3)
Net realized and
unrealized gain/(loss)
on investments	4.60		(7.69)	7.77		8.58		7.89	(1.19)
Total from
investment operations	4.71		(7.52)	7.76		8.61		7.97	(1.14)
Less distributions:
From net
investment income	—		(0.01)	—		(0.04)		(0.08)	(0.05)
From net realized
gain on investments	—		(0.34)	(4.14)		(2.25)		(1.05)	(1.52)
Total distributions	—		(0.35)	(4.14)		(2.29)		(1.13)	(1.57)
Redemption fees retained	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)	—	0.00	(3)(4)
Net asset value,
end of period	$36.59		$31.88	$39.75		$36.13		$29.81	$22.97

Total return	14.77	%(2)	-18.96%	21.60%		29.03%		34.81%	-4.80%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$102,219		$87,753	$109,939		$88,628		$68,862	$48,427
Ratio of expenses to
average net assets:
Before fee waivers	1.03	%(1)	1.03%	1.06%		1.12%		1.17%	1.18%
After fee waivers	1.00	%(1)	1.00%	1.00%		1.00%		1.00%	1.00%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.62	%(1)	0.47%	(0.09)%		(0.01)%		0.12%	0.00%
After fee waivers	0.65	%(1)	0.50%	(0.03)%		0.11%		0.29%	0.18%
Portfolio turnover rate	5.53	%(2)	18.49%	28.85%		42.57%		43.55%	46.32%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

G.
Redemption Fees:  Prior to April 28, 2023, the Fund charged a 2.00% redemption fee to shareholders who redeemed shares held 7 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective April 28, 2023, the Fund removed redemption fees.

During the period January 1, 2023 through April 28, 2023, the Fund retained $3 in redemption fees.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Capital Advisors, Inc. (“Advisor”),  as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2023.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,260,504	$—	$—	$3,260,504
Communication Services	817,694	—	—	817,694
Consumer Cyclical	2,460,707	—	—	2,460,707
Consumer Defensive	2,529,775	—	—	2,529,775
Consumer Goods	5,682,627	—	—	5,682,627
Energy	6,022,459	—	—	6,022,459
Financial	14,243,996	—	—	14,243,996
Healthcare	14,956,127	—	—	14,956,127
Industrial	4,662,795	—	—	4,662,795
Services	7,019,914	—	—	7,019,914
Technology	29,913,550	—	—	29,913,550
Total Common Stocks	91,570,148	—	—	91,570,148
Money Market Fund	10,764,439	—	—	10,764,439
Total Investments in Securities	$102,334,587	$—	$—	$102,334,587

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

Accounting Pronouncements: In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75% based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. For the six months ended June 30, 2023, the Fund incurred $325,945 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the six months ended June 30, 2023, the Advisor reduced its fees in the amount of $12,943. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended June 30, 2023 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,725,238 and $5,866,421, respectively. There were no purchases and sales of U.S. government securities during the six months ended June 30, 2023.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2023 and the year ended December 31, 2022 were as follows:

	June 30, 2023	December 31, 2022
Ordinary income	$—	$13,035
Long-term capital gains	—	936,061

As of December 31, 2022, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$63,572,213
Gross tax unrealized appreciation	27,486,043
Gross tax unrealized depreciation	(3,278,861)
Net tax unrealized appreciation	24,207,182
Undistributed ordinary income	471,617
Undistributed long-term capital gain	—
Total distributable earnings	471,617
Other accumulated gains/(losses)	(799,230)
Total accumulated earnings/(losses)	$23,879,569

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales and Passive Foreign Investment Company Adjustments.

As of December 31, 2022, the Fund had short-term tax capital losses of $799,230 which may be carried over to offset future gains. These losses do not expire.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2023 (Unaudited), Continued

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 62.43% and 27.27%, respectively, of the outstanding shares of the Fund.

NOTE 9 – TRUSTEES AND OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   9/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   9/8/23

By (Signature and Title)*                    /s/ Kevin Hayden
Kevin Hayden, Vice President/Treasurer/Principal Financial Officer

Date   9/8/23

* Print the name and title of each signing officer under his or her signature